Discontinued Operations (Policy)	6 Months Ended
Jun. 30, 2013
Discontinued Operations [Abstract]
Discontinued Operations

We account for closed retail locations as discontinued operations when the cash flows of a retail location have been eliminated from our ongoing operations, and we do not have any significant continuing involvement in its operations. In reaching the determination as to whether the cash flows of a retail location have been eliminated from our ongoing operations, we consider whether it is likely that customers will migrate to our other retail locations in the same geographic market.

We ceased operating all of our Target Mobile centers prior to March 31, 2013. We concluded that the cash flows from these centers were eliminated from our ongoing operations. Therefore, the results of these operations, net of income taxes, have been presented as discontinued operations in the Condensed Consolidated Statements of Comprehensive Income for all periods presented.